Exhibit 10.1

ALL INVESTORS, INCLUDING INVESTORS BOTH IN CANADA AND IN THE UNITED STATES, WILL BE SUBJECT TO A MINIMUM SIX MONTH RESTRICTED HOLD PERIOD ON THEIR SHARES.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN APPROVED OR RECOMMENDED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED ON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITY OFFERED HEREBY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (i) THE DATE OF ISSUANCE, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 "ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS" ARE MET.  THESE CONDITIONS INCLUDE THE REQUIREMENTS THAT THE HOLDER OF THE SECURITY OFFERED HEREBY MUST NOT TRADE THE SECURITY IN OR FROM A JURISCITION IN CANADA UNLESS (A) THE SECURITY HOLDER TRADES THE SECURITY THROUGH AN INVESTMENT DEALER REGISTERED IN A JURISDICTION OF CANADA FROM AN ACCOUNT AT THAT DEALER IN THE NAME OF THAT SECURITY HOLDER, AND (B) THE DEALER EXECUTES THE TRADE THROUGH ANY OF THE OVER-THE-COUNTER MARKETS IN THE UNITED STATES.

REGULATION S SUBSCRIPTION AGREEMENT FOR SHARES
(Canadian and Non-US Persons)

TO:                          Touchpoint Metrics, Inc. (herein the "Company")
   201 Spear Street, Suite 1100
   San Francisco, CA 94105 USA
The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Company that number of shares of the Company's common stock (the "Shares") set out on page 2 at a price of US$0.75 per Common Share (the "Subscription Price") for the aggregate subscription price (the "Aggregate Subscription Price") set out on page 2. The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Shares of Touchpoint Metrics, Inc." including without limitation the representations, warranties and covenants set forth therein. The Subscriber further agrees, without limitation, that the Company, any possible future underwriter of its shares, and their respective counsel may rely upon the Subscriber's representations, warranties and covenants contained in such documents.
Please make sure that your subscription includes:
1.	one signed copy of this Subscription Agreement with the information on page 2 completed;
2.	unless you have wire transferred the Aggregate Subscription Price to the Company pursuant to the instructions on page 2, a certified cheque or bank draft in an amount equal to the Aggregate Subscription Price, payable in U.S. funds to "Touchpoint Metrics, Inc.";
3.	one completed and duly executed copy of the subscriber certificate in the form attached to this Subscription Agreement as Schedule "A" and
4.	one completed and duly executed copy of the risk acknowledgement form (Form 45-106F9 or Form 45-106F12, as applicable) attached to this Subscription Agreement as Appendices B and C to Schedule A.
Please deliver your subscription to:  201 Spear Street, Suite 1100, San Francisco, CA 94105 USA,  Attention: Lisa Hamilton, Fax: (415) 526-2650 or via email to lhamilton@tpmetrics.com

SUBSCRIPTION AND SUBSCRIBER INFORMATION
 Please print all information (other than signatures), as applicable, in the space provided below

Number of Shares:
(Name of Subscriber)
x US$0.75 =

By:	Aggregate Subscription Price: US$
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different from the name of the subscriber printed above.)

(Subscriber's Address, including Province)

(Telephone Number) (Email Address)

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Name of Principal)

(Principal's Address)

(Telephone Number) (Email Address)

Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Postal Code)	Delivery Instructions as set forth below: Same as Subscriber's address, or (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)

The Issuer hereby accepts the subscription as of the _____ day of _______, 2015

TOUCHPOINT METRICS, INC. By: Michael Hinshaw, President

WIRE TRANSFER INSTRUCTIONS:

BENEFICIARY BANK:	BANK OF MONTREAL,
595 BURRARD STREET, VANCOUVER, B.C., CANADA

SWIFT CODE:	BOFMCAM2
CANADIAN BANK NUMBER:	001
TRANSIT NUMBER:	0004 (or use 00040, if a 5 digit # required)
USD ACCOUNT NUMBER:	0004 4628-464
ROUTING NUMBER:	000100040

QUOTE ABOVE YOUR 7digit US ACCOUNT # FOR US DOLLARS OR YOUR CANADIAN ACCOUNT # FOR CANADIAN DOLLARS ;  FOR ANY FOREIGN CURRENCY OTHER THAN US DOLLARS PROVIDE YOUR CANADIAN ACCOUNT # FOLLOWING YOUR BRANCH TRANSIT #0004 (OMIT DASHES). [NTD: Confirm Wire Instructions]

BENEFICIARY NAME:	TOUCHPOINT METRICS, INC.
BENEFICIARY ADDRESS:	201 SPEAR STREET, SUITE 1100
SAN FRANCISCO, CA 94105 UNITED STATES

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
SHARES OF TOUCHPOINT METRICS, INC.
1.                  The Subscription
The Subscriber hereby subscribes for and agrees to purchase from the Company, subject to these Terms and Conditions, that number of Shares set forth on page 2 of this Subscription Agreement at the price of US$0.75 per Share. The Subscriber will pay the Aggregate Subscription Price concurrently with execution of this Subscription Agreement and payment will be made in U.S. dollars in effect on the date of payment of the Aggregate Subscription Price.
2.	The Offering
The Subscriber acknowledges and agrees that:
a.	this subscription is part of a larger offering of 1,000,000 shares of the Company's common stock for proceeds of US$750,000 (the "Offering");
b.
the closing of the Subscriber's subscription will be dependent on other persons subscribing for a minimum aggregate investment amount of US$500,000 of the Company's common stock offered in the Offering, inclusive of the Subscriber's subscription (the "Minimum Offering Amount");

c.	the number of shares of the Company's common stock offered in connection with the Offering may be increased beyond 1,000,000 shares without notice to the Subscriber; and
d.	this subscription is given for valuable consideration and will not be withdrawn or revoked by the Subscriber.

3.                  The Closing
The closing of the purchase and sale of the Shares pursuant to this Agreement will take place as follows:
a.
Upon the Company receiving subscriptions for the Minimum Offering Amount, the Company will determine a date for the Closing (the "Closing Date"), which Closing Date will be no later than June 30, 2015;

b.	The Company will not be required to deliver notice of the Closing Date to the Subscriber;
c.
The Company will issue share certificates representing the Shares on the Closing Date in the name of the Subscriber (the "Share Certificates"), which Share Certificates will be endorsed with the legends provided by this Agreement;

d.	The Company will deliver to the Subscriber the Share Certificates within a reasonable period following Closing, but in no event later than 30 days from the Closing Date; and
e.
The Company will return the Subscription Price to the Investor by July 31, 2015 in the event that Closing has not occurred by June 30, 2015, without interest and without any further liability or obligation to the Investor.

4.	Prospectus and Registration Exemptions

The Subscriber acknowledges that the Company is incorporated under the laws of California and that the Shares subscribed for hereunder are being offered and sold under certain exemptions from the registration and prospectus requirements of applicable Canadian securities legislation, including the Securities Act (British Columbia), the Securities Act (Alberta) and the Securities Act (Ontario) (the "Applicable Laws"). In order to qualify under such exemptions to subscribe for the Shares the Subscriber represents, certifies and declares that:

a.	If an individual, he or she has obtained the age of majority and has legal capacity and competence to execute this subscription form and to take all actions required pursuant hereto.

b.
If a corporation or body corporate, it has the legal capacity and competence to execute this subscription form and to take all actions required pursuant hereto and all necessary approvals by its directors, shareholders and members, or otherwise, have been given to authorize it to execute this subscription form and to take all actions required pursuant hereto.

c.	He, she or it is purchasing the Shares as principal.

d.	He, she or it is either:

i.	an Accredited Investor (as such term is defined under NI 45-106 or the Securities Act (Ontario)), and has initialed the appropriate category in Section 1 of Schedule "A" as the case may be;

ii.
if in British Columbia, Alberta or Ontario, an executive officer, employee, founder, control person or director of the Company, or a spouse, parent, grandparent, brother, sister, child, close business associate or close personal friend of any executive officer, director, founder or control person, and has initialed the appropriate category in Section 2 of Schedule "A" as the case may be; or

iii.	not a resident of Canada.
e.
The Subscriber is purchasing Shares pursuant to exemptions under applicable securities laws, is restricted from using most of the civil rights available under such laws, may not receive information that would otherwise be available and acknowledges that the Company is relieved from certain obligations under applicable securities legislation. The Subscriber has not received and will not be receiving an offering memorandum in connection with this Subscription.

f.
The Subscriber acknowledges that the Company is a "OTC reporting issuer" under Canadian Multilateral Instrument 51-105 – "Issuers Quoted in the U.S. Over-the-Counter Markets" and the ability of the Subscriber to resell the Shares is restricted by MI 51-105.

g.	The Subscriber, as an individual, corporation or partnership (wherein each partner so represents and declares) it is recognized and acknowledged that:

i.	the Shares have not been qualified under Applicable Laws for distribution to the public and that the issuance of the Shares, pursuant to such subscription, is to be by way of a private placement;

ii.	the Shares are being purchased for investment purposes only and not with a view to resale or distribution;

iii.
the Shares will be distributed under a special exemption from the registration and prospectus requirements of the Applicable Laws and that the undersigned is not acquiring the Shares as a result of any information about the material affairs of the Company that is not generally known to the public, save knowledge of this particular transaction; and

iv.	the Company is presently not listed on any stock exchange and that no representation has been made to the Subscriber that the Shares will be listed on any stock exchange.

h.	The Subscriber further acknowledges that:

i.	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

ii.	there is no government or other insurance covering the Shares;

iii.	there are risks associated with the purchase of the Shares;

iv.
there are restrictions on the undersigned's ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares; and

v.
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus or offering memorandum and to sell securities through a person registered to sell securities under the Applicable Laws and, as a consequence of acquiring Shares pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Laws, including statutory rights of rescission or damages, will not be available to the Subscriber (other than where provided to Ontario subscribers under the Ontario Securities Act).

i.	If he or she is resident outside of Canada, he or she certifies that he or she is not resident in Canada and:

i.
is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares, if any;

ii.
is purchasing the Shares pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable the Subscriber is permitted to purchase the Shares under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

iii.
the applicable securities laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares;

iv.	the purchase of the Shares by the Subscriber does not trigger:

1.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

2.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

v.	to the Subscribers' information and belief, the distribution of the Shares to the Subscriber by the Company complies with the laws of the International Jurisdiction.

j.
The purchase of the Shares has not been made through or as a result of, and the distribution of the Shares has not been accompanied by, an advertisement in printed media of general and regular paid subscription, radio, or television.

k.	No person has made to the Subscriber any written or oral representations:

i.	that any person will resell or repurchase the Shares;

ii.	that any person will refund the purchase price of the Shares;

iii.	as to the future price or value of any of the Shares; or

iv.	that the Shares will be listed and posted for trading on a stock exchange or that an application has been made to list and post the Shares for trading on a stock exchange.

l.
The Subscriber is sophisticated and capable of assessing and evaluating the risks and merits of this investment as a result of the Subscriber's financial, investment or business experience or as a result of advice received from a registered person other than the Company or an affiliate thereof, and the Subscriber is able to bear the economic loss of its investment.

m.
The Subscriber has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and he or she is solely responsible for compliance with applicable resale restrictions and applicable tax legislation.

5.	Subscriber Representations and Warranties
The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Company that:
a.
The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment

b.
The Company has provided to the Subscriber the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

c.
The Company's common stock is registered under Section 12(g) the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Subscriber has full opportunity to review copies of the filings made by the Company with the United States Securities and Exchange Commission (the "SEC"), including the Company's annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (the "Exchange Act Filings").

d.	The Company has issued other Shares for lesser consideration than is being paid by the Subscriber, as disclosed in the Exchange Act Filings.
e.
The Subscriber is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

f.
The Subscriber acknowledges and understands that the Company's common shares are not traded on any stock exchange in Canada.  The Subscriber further acknowledges and understands that the Company's common shares are traded on the over-the counter market in the United States and are not traded on any "national securities exchange" in the United States.

g.
The Subscriber has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

h.
The Subscriber understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

i.
The Subscriber is not a "U.S. Person" as defined by Regulation S of the U.S. Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.  "U.S. person" includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person.

j.
The Subscriber did not receive any offer to purchase the Shares while in the United States and was not in the United States at the time the Subscriber's buy order for the Shares was made or this Subscription Agreement was executed or delivered.

k.
The Subscriber acknowledges and agrees that the Shares will be offered and sold to the Subscriber without such offers and sales being registered under the U.S. Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S of the U.S. Securities Act based on the representations and warranties of the Subscriber in this Subscription Agreement.  As such, the Subscriber further acknowledges and agrees that the Shares will, upon issuance, be "restricted securities" within the meaning of the U.S. Securities Act and will be endorsed with the legends required under the Subscription Agreement.

l.
The Subscriber acknowledges that the Subscriber may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the U.S. Securities Act or pursuant to an effective registration statement under the U.S. Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction.  The Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration pursuant to the U.S. Securities Act.  The Subscriber agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of

Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, pursuant to an available exemption from registration.  The Subscriber agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Shares by the Subscriber pursuant to an exemption from registration under the U.S. Securities Act. The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the U.S. Securities Act.
m.
The Subscriber acknowledges that the Shares will be subject to a number of resale restrictions, including a restriction on trading. Until the restriction on trading expires, the Shares will not be legally eligible to trade unless the Subscriber complies with the requirements for an exemption from the prospectus and registration requirements under applicable securities legislation and obtains the consent of the directors of the Company for a transfer of the Shares.

6.
The Subscriber acknowledges that it is aware of the characteristics of the Shares and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy and:

a.
The Subscriber understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form or such similar legend advisable by counsel to the Company to ensure compliance with applicable securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.
b.
The Subscriber acknowledges that, in the event that the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder is resident in any Canadian jurisdiction, in addition to the other legends that may be required, the certificates representing the Shares will bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (i) THE DATE OF ISSUANCE, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

c.
The Subscriber acknowledges, in the event that the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder is resident in Canada, in addition to the other legends that may be required, the certificates representing the Shares will bear the following legend:

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 "ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS" ARE MET.  THESE CONDITIONS INCLUDE THE REQUIREMENT THAT THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS (A) THE SECURITY HOLDER TRADES THE SECURITY THROUGH AN INVESTMENT DEALER REGISTERED IN A JURISDICTION OF CANADA FROM AN ACCOUNT AT THAT DEALER IN THE NAME OF THAT SECURITY HOLDER, AND (B) THE DEALER EXECUTES THE TRADE THROUGH ANY OF THE OVER-THE-COUNTER MARKETS IN THE UNITED STATES.
d.	The Subscriber agrees to the endorsement on the certificates representing the Shares imposed by any Canadian stock exchange as a condition of listing.
7.	The Subscriber represents, certifies and declares that:
a.	it is not a member of, or an associate or affiliate of a member of the Financial Industry Regulatory Authority; or
b.
it is a member of, or an associate or affiliate of a member of the Financial Industry Regulatory and has attached a copy of an agreement signed by the principal of the firm with which the Subscriber is affiliated agreeing to the Subscriber's participation in this Offering.

8.
The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the fact that the Company is collecting personal information concerning the Subscriber (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, for the purpose of completing this Subscription Agreement.  The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the Company retaining such personal information for as long as permitted or required by law or business practices.  The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide regulatory authorities with any personal information provided by the Subscriber in this Subscription Agreement.  The Subscriber represents and warrants that the Subscriber has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder.  In addition to the foregoing, the Subscriber agrees and acknowledges that the Company may use and disclose the Subscriber's personal information, or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Company and you or any beneficial purchaser for whom you are contracting hereunder;
(b)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;
(c)
disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to listing applications, prospectus filings, reports of trade and similar regulatory filings;

(d)
disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisers of the Company in connection with the performance of their professional services;
(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;
(g)	by including it in closing books relating to the offering contemplated hereby;
(h)	disclosure to a court determining the rights of the parties under this Agreement; or
(i)	for use and disclosure as otherwise required or permitted by law.
9.
The Subscriber acknowledges that the securities regulatory authorities (including the Ontario Securities Commission, the Alberta Securities Commission, and the British Columbia Securities Commission) collect personal information in forms submitted to it by the Corporation, including information about the Subscriber, the Subscriber's address and contact information, and the Subscriber's subscription.  The Subscriber acknowledges that the Ontario Securities Commission, the Alberta Securities Comission, and British Columbia Securities Commission are entitled to collect the information under authority granted to them under securities legislation for the purpose of administration and enforcement of the applicable securities legislation.  Each Subscriber hereby authorizes the indirect collection and disclosure of such information by the applicable securities regulatory authorities, including the British Columbia Securities Commission, the Alberta Securities Commission, and the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the foregoing Security Commissions, the Subscriber should contact the:

a.
British Columbia Securities Commission, at (604) 899-6500 or 1-800-373-6393 (Toll free across Canada) or by facsimile at (604) 899-6581 or in person or writing at P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2;

b.	Alberta Securities Commission, at (403) 297-6454 or (877) 355-0585 (Toll free) or by facsimile at (403) 297-6156 or in person or writing at Suite 600, 250-5th St. SW, Calgary, Alberta, T2P 0R4; or
c.
Ontario Securities Commission, Administrative Support Clerk, at (416) 593-3684 or by facsimile at (416) 593-8122 or in person or writing at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

10.
The Subscriber will agree to execute any pooling or escrow agreement in respect of the Shares which may be required by any stock exchange or other regulatory authority having jurisdiction over the affairs of the Company, any underwriter where it is a condition that such pooling or escrow agreement be entered into in order for the Shares to be underwritten, listed on a stock exchange or qualified by prospectus. By executing this Subscription Agreement the Subscriber irrevocably appoints the President of the Company, from time to time appointed, as the Subscriber's attorney-in-fact to sign any such pooling or escrow agreement in respect of the Shares. The Subscriber agrees to ratify any such agreement or action taken by such attorney upon request.

11.
The Applicable Laws and similar legislation in other jurisdictions will apply to the resale or other trade by the undersigned of all or any of the Shares and may require that the undersigned file with the securities regulatory authorities, within a specified period of time, the prescribed form describing the resale or other trade and may further provide that the undersigned is able to effect the resale or other trade only if:

a.	a further exemption from the registration and prospectus requirements is applicable to resale or other trade, or
b.	the Company is at the time of the resale or trade, a reporting company and the Shares have been held for a period of time, if any, required by the applicable legislation.

SCHEDULE A
ACCREDITED INVESTOR AND FAMILY, FRIENDS AND BUSINESS ASSOCIATES
CERTIFICATIONS
TO:            Touchpoint Metrics, Inc. (the "Corporation")

CERTIFICATE
In connection with the purchase of Shares (the "Purchased Securities") of Corporation, the undersigned hereby represents, warrants and certifies that:
I. ALL SUBSCRIBERS PURCHASING UNDER THE "ACCREDITED INVESTOR" EXEMPTION
1.
the Purchaser (the undersigned or, if the undersigned is purchasing the Purchased Securities as agent on behalf of a disclosed beneficial purchaser who is purchasing the Purchased Securities as principal, such beneficial purchaser being referred to herein as the "Purchaser") is resident in the Province of Canada described in the Subscriber's Details on page 2 of this Agreement;

2.
the Purchaser is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") or under the Securities Act (Ontario) to be purchasing the Purchased Securities as principal; and

3.	the Purchaser is (please initial the appropriate line below):
(a)
_________ an "accredited investor" within the meaning of NI 45-106 or section 73.3(1) of the Securities Act (Ontario), by virtue of satisfying the indicated criterion as set out in appendix "A" to this certificate.

(You must also (i) initial the appropriate line in Appendix A to this certificate, and (ii) complete Form 45-106F9 in Appendix B); or

II. BRITISH COLUMBIA, ALBERTA AND ONTARIO SUBSCRIBERS PURCHASING UNDER THE "FAMILY, FRIENDS AND BUSINESS ASSOCIATES" EXEMPTION
4.	the Purchaser is (please initial the appropriate line below):
(a) _________ a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;
(b)
_________ a spouse, parent, grandparent, brother, sister, child or grandchild of  ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(c)
_________ a parent, grandparent, brother, sister, child or grandchild of the spouse of  ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

(d)
_________ a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

For the purposes of National Instrument 45-106, and this Certificate, "close personal friend" means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person.   An individual's relationship with the named director, executive officer, control person or founder must be direct.  An individual is not a "close personal friend" solely because that individual is a relative, a client, customer, former client or former customer of, or is a member of the same organization, association or religious group as, the named director, executive officer, control person or founder.

(e)
_________ a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ____________ (name of person) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

For the purposes of National Instrument 45-106, and this Certificate, "close business associate" means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person.  An individual's relationship with the named director, executive officer, control person or founder must be direct.  An individual is not a "close business associate" solely because that individual is a client, customer, former client or former customer of, or is a casual business associate of, or is a person introduced or solicited for the purpose of purchasing securities by, the named director, executive officer, control person or founder.

(f)
_________ a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ____________ (name of person) a founder of the Corporation;

	(g)	_________ a parent, grandparent, brother, sister, child or grandchild of a spouse of ____________ (name of person) a founder of the Corporation;
(h)
_________ a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 4(a) to 4(g) above; or

(i)
_________ a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 4(a) to 4(g) above.

(If you are a resident of Ontario purchasing under the "Family, Friends and Business Associates" Exemption, you must also complete Form 45-106F12 in Appendix C to this certificate)

5.
the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Purchaser as a purchaser of the Purchased Securities  and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated: ________________, 2015.

Print name of Subscriber
By:
Signature

Title

(please print name of individual whose signature appears above, if different from the name of the Subscriber printed above)

Appendix A to Schedule A

Part 1: Accredited Investor for all Provinces (defined in NI 45-106):

FOR ALL ACCREDITED INVESTORS

Please initial the criteria that applies to you:
________	(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),
________	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
________	(c)
except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

________	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
________	(e.1)
an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

________	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,
________	(g)
except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Quebec,

________	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
________	(i)
except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

________	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,
________	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

________	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

________	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
________	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
________	(n)	an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution,
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii) a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,
________	(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

________	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account by the trust company or trust corporation, as the case may be,

________	(q)
a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

________	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
________	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

________	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor, or
________	(w)
a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

NOTE:	The Subscriber should initial or place a check-mark beside the portion of the above definition applicable to the Subscriber.

Part 2: Accredited Investor in Ontario (defined in section 73.3(1) of the Securities Act (Ontario)):

FOR ONTARIO ACCREDITED INVESTORS ONLY

Please initial the criteria that applies to you:
________	(x)
a financial institutional listed in Schedule I, II or III of the Bank Act (Canada), an association to which the Cooperative Credit Association Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act, or a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be,

________	(y)	the Business Development Bank of Canada,
________	(z)
a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

________	(aa)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,
________	(bb)
the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or of the government of a province or territory of Canada,

________	(cc)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Quebec,

________	(dd)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
________	(ee)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada, or

________	(ff)	a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor.

NOTE:	The Subscriber should initial or place a check-mark beside the portion of the above definition applicable to the Subscriber.

For the purposes of Parts 1 and 2:

(a)	"Canadian financial institution" means
(i)
an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)
"control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold

	(iii)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or
	(iv)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(c)	"eligibility adviser" means
(v)
a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(vi)
in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and
(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	"executive officer" means, for an issuer, an individual who is

	(vii)	a chair, vice-chair or president,
	(viii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,
	(ix)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or
	(x)	performing a policy-making function in respect of the issuer;
(e)	"financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(f)	"founder" means, in respect of an issuer, a person who,
	(xi)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and
	(xii)	at the time of the trade is actively involved in the business of the issuer;
(g)
"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(h)	"investment fund" for the purposes of Part 1 has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;
(i)	"person" for the purposes of Part 1 includes
	(xiii)	an individual,
	(xiv)	a corporation,
	(xv)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
	(xvi)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;
except for Part 2 where "person" means
	(xvii)	an individual,
	(xviii)	a partnership,
	(xix)	an unincorporated association,
	(xx)	an unincorporated syndicate,
	(xxi)	an unincorporated organization,

	(xxii)	a trust,
	(xxiii)	an executor,
	(xxiv)	an administrator, and
	(xxv)	a legal representative;
(j)	"related liabilities" means
	(xxvi)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
	(xxvii)	liabilities that are secured by financial assets.
(k)	"spouse" means, an individual who,
	(xxviii)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
	(xxix)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(xxx)
in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;
Affiliated Entities and Control
1.An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2.A person (first person) is considered to control another person (second person) if

a) b) c)
the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation, the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or the second person is a limited partnership and the general partner of the limited partnership is the first person.

Appendix B to Schedule A
Form 45-106F9
Form for Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares	Issuer: Touchpoint Metrics Inc
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investments. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.
Your initials

•             Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•             Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.
• Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
For investment in a non-investment fund Touchpoint Metrics Inc 201 Spear Street, Suite 1100 San Francisco, CA 94105 USA Ashley Garnot 604.649.8959 agarnot@iremco.com mcorp.cx

For investment in an investment fund
[Insert name of investment fund]
[Insert name of investment fund manager]
[Insert address of investment fund manager]
[Insert telephone number of investment fund manager]
[Insert email address of investment fund manager]
[If investment is purchased from a selling security holder, also insert name, address, telephone number and email address of selling security holder here]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

Appendix C to Schedule A

Form 45-106F12
FOR RESIDENTS OF ONTARIO ONLY
Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities:	Issuer:
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials
A) You are: 1. [check all applicable boxes]

[  ] a director of the issuer or an affiliate of the issuer

[  ] an executive officer of the issuer or an affiliate of the issuer

[  ] a control person of the issuer or an affiliate of the issuer

[  ] a founder of the issuer

OR

2.        [check all applicable boxes]

[  ] a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

[  ] a truest or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B)    You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issue: ______________________________.

You are the ____________________________ of that person or that person's spouse.

C)    You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

[  ] family relationship as set out in section 3B of this form
[  ] close personal friendship as set out in section 3C of this form
[  ] close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
Touchpoint Metrics Inc
201 Spear Street, Suite 1100
San Francisco, CA 94105 USA
Ashley Garnot
604.649.8959
agarnot@iremco.com
mcorp.cx

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

Signature of executive officer of issuer (other than the purchaser):	Date: